Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 3,636	$ 571	¥ 4,668	¥ 3,564
Income tax refund due to reduced tax rate	0	0	(719)	(920)
Adjustments of deferred tax assets due to change in tax rates	109	17	(5)	9
Deferred income tax (benefit) expense	(558)	(88)	120	(705)
Taxation for the year	¥ 3,187	$ 500	¥ 4,064	¥ 1,948